SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C.  20549

                         ________________


                             FORM 8-K

                          CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(D) OF THE

                  SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)    November 7, 1995

                          SUNAMERICA INC.

        (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


         MARYLAND                  1-4618         86-0176061
(STATE OR OTHER JURISDICTION     (COMMISSION    (IRS EMPLOYER
     OF INCORPORATION)           FILE NUMBER)   IDENTIFICATION NO.)


1 SUNAMERICA CENTER, CENTURY CITY
LOS ANGELES, CALIFORNIA                         90067-6022
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)        (ZIP CODE)


Registrant's telephone number, including
area code                                       (310) 772-6000

Item 5.     Other Events
            -------------

            The Registrant has released financial position and earnings information as of and for the periods ending
            September 30, 1995.

            See the attached Condensed Consolidated Balance Sheet and Condensed Consolidated Income Statement.

Item 7.     Financial Statements, Pro Forma Financial Information and
            ---------------------------------------------------------
            Exhibits
            ---------

            (c)   Exhibits

            Exhibit 20(a)  Condensed Consolidated Balance Sheet
            Exhibit 20(b)  Condensed Consolidated Income Statement



                            SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SUNAMERICA INC.



Date:   November 8, 1995            By: /s/ Scott L. Robinson
                                        -----------------------------
                                        Scott L. Robinson
                                        Senior Vice President
                                          and Controller

                                     EXHIBIT 20(a)
                                    SUNAMERICA INC.
                         CONDENSED CONSOLIDATED BALANCE SHEET



                                                     September 30,     September 30,
(In thousands)                                                1995              1994
                                                    --------------     -------------
ASSETS
Cash and short-term investments                     $      855,350     $     569,382
Bonds, notes and redeemable preferred stocks:
  Available for sale, at fair value                      6,589,502         5,270,738
  Held for investment, at amortized cost                   713,269         1,064,132
Mortgage loans                                           1,543,285         1,426,924
Common stocks, at fair value                                39,906            61,660
Partnerships                                               774,417           593,854
Real estate                                                105,637           107,053
Other invested assets                                      187,593           186,647
                                                    --------------    --------------
Total investments                                       10,808,959         9,280,390

Variable annuity assets                                  5,263,006         4,513,093
Deferred acquisition costs                                 526,415           581,874
Other assets                                               245,787           280,868
                                                    --------------    --------------
TOTAL ASSETS                                        $   16,844,167    $   14,656,225
                                                    ==============    ==============
LIABILITIES AND SHAREHOLDERS' EQUITY
Reserves for fixed annuity contracts                $    4,862,250    $    4,519,623
Reserves for guaranteed investment contracts             3,607,192         2,783,522
Trust deposits                                             426,595           442,320
Variable annuity liabilities                             5,263,006         4,513,093
Senior indebtedness                                        524,835           501,497
Payable to brokers for purchases of securities             473,728           643,734
Other payables and accrued liabilities                     274,005           217,029
Deferred income taxes                                      146,847            74,319
Preferred securities of grantor trust                       52,631                --
Shareholders' equity                                     1,213,078           961,088
                                                    --------------    --------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY          $   16,844,167    $   14,656,225
                                                    ==============    ==============



                                        EXHIBIT 20(b)
                                       SUNAMERICA INC.
                           CONDENSED CONSOLIDATED INCOME STATEMENT
                          (In thousands, except per share amounts)

                                Quarters ended September 30,     Years ended September 30,
                                   -------------------------     -------------------------
                                          1995          1994            1995          1994
                                   -----------   -----------     -----------   -----------
                                          (Unaudited)
Net investment income:
  Investment income                $   254,917   $   197,198     $   905,802   $   758,150
  Interest expense                    (148,891)     (118,435)       (540,247)     (463,696)
                                   -----------   -----------     -----------   -----------
NET INVESTMENT INCOME                  106,026        78,763         365,555       294,454
                                   -----------   -----------     -----------   -----------
NET REALIZED INVESTMENT LOSSES          (8,462)       (4,558)        (33,012)      (21,124)
                                   -----------   -----------     -----------   -----------
Fee income:
  Variable annuity fees                 23,116        20,335          84,583        79,483
  Net retained commissions               9,911         7,121          32,584        28,009
  Asset management fees                  6,536         7,285          26,935        31,302
  Loan servicing fees                    5,885            --          19,792            --
  Trust fees                             3,810         2,891          15,394        11,942
                                   -----------   -----------     -----------  ------------
TOTAL FEE INCOME                        49,258        37,632         179,288       150,736
                                   -----------   -----------     -----------  ------------
Other income and expenses:
  Surrender charges                      2,716         2,682          11,885        10,716
  General and administrative
    expenses                           (47,958)      (34,588)       (166,540)     (132,743)
  Amortization of deferred
    acquisition costs                  (21,632)      (18,351)        (80,829)      (66,925)
  Other, net                                 5         2,187           3,259         4,887
                                    ----------   -----------     -----------  ------------
TOTAL OTHER INCOME AND EXPENSES        (66,869)      (48,070)       (232,225)     (184,065)
                                    ----------   -----------     -----------  ------------
PRETAX INCOME                           79,953        63,767         279,606       240,001

Income tax expense                     (26,500)      (20,100)        (85,400)      (74,700)
                                    ----------   -----------     -----------  ------------
INCOME BEFORE CUMULATIVE EFFECT
  OF CHANGE IN ACCOUNTING FOR
  INCOME TAXES                          53,453        43,667         194,206       165,301
Cumulative effect of change in
  accounting for income taxes               --            --              --       (33,500)
                                    ----------   -----------     -----------  ------------
NET INCOME                          $   53,453    $   43,667     $   194,206   $   131,801
                                    ==========   ===========     ===========  ============
EARNINGS PER SHARE*:
  INCOME BEFORE CUMULATIVE EFFECT
    OF CHANGE IN ACCOUNTING FOR
    INCOME TAXES                    $      .80    $     0.63     $      2.84   $      2.39
  Cumulative effect of change in
    accounting for income taxes                           --              --         (0.54)
                                    ----------   -----------     -----------   -----------
  NET INCOME                        $      .80    $     0.63     $      2.84   $      1.85
                                    ==========   ===========     ===========   ===========
AVERAGE COMMON SHARES OUTSTANDING*      63,149        62,480          63,114        62,415
                                    ==========   ===========     ===========   ===========

*Adjusted to reflect the effect of a three-for-two stock split to be paid on November 10, 1995,
